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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 March 15, 2005

                Date of Report (Date of earliest event reported)
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                              SONUS NETWORKS, INC.
             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                   000-30229                  04-3387074
        ________                   _________                  __________

(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)


                250 APOLLO DRIVE, CHELMSFORD, MASSACHUSETTS 01824
               (Address of Principal Executive Offices) (Zip Code)


                                 (978) 614-8100

              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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     The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 2.02. Results of Operations and Financial Condition.

     On March 15, 2005 at 8:00 a.m., Sonus Networks, Inc. will host a conference call and simultaneous webcast to discuss its financial results for the quarter and year ended December 31, 2004. A copy of the script for this conference call is attached as Exhibit 99.1 hereto.


Item 7.01. Regulation FD Disclosure.

     On March 15, 2005 at 8:00 a.m., Sonus Networks, Inc. will host a conference call and simultaneous webcast to discuss its financial results for the quarter and year ended December 31, 2004. A copy of the script for this conference call is attached as Exhibit 99.1 hereto.


Item 9.01. Financial Statements and Exhibits.

     (c)     Exhibit

             The following exhibit relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

             99.1 Script of Sonus Networks, Inc. for conference call and simultaneous webcast on March 15, 2005 to discuss its financial results for the quarter and year ended December 31, 2004.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: March 15, 2005                         SONUS NETWORKS, INC.
                                             By:
                                                 /s/ Ellen Richstone
                                                 -------------------------------
                                                 Ellen Richstone
                                                 Chief Financial Officer




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                                  Exhibit Index

   99.1 Script of Sonus Networks, Inc. for conference call and simultaneous webcast on March 15, 2005 to discuss its financial results for the quarter and year ended December 31, 2004.